Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. |_|)

         Filed by the  registrant |X|
         Filed by a party other than the registrant |_|
         Check the appropriate box:
         |_|      Preliminary proxy statement
         |_|      Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
         |X|      Definitive proxy statement
         |_|      Definitive additional materials
         |_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Take-Two Interactive Software, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
         |X|      No fee required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.
                  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
                  (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
                  (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
                  (5) Total fee paid:

--------------------------------------------------------------------------------
          |_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
          |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount previously paid:

--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3) Filing Party:

--------------------------------------------------------------------------------
         (4) Date Filed:

--------------------------------------------------------------------------------

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  622 BROADWAY
                            NEW YORK, NEW YORK 10012


                                                                 October 9, 2003


Dear Fellow Stockholders:

                  You are cordially invited to attend the Special Meeting of Stockholders which will be held on Monday, November 17, 2003, at 10:00 A.M. local time at the Grand Hyatt, Conference Level, 42nd Street between Lexington and Park Avenues, New York, New York 10017.

                  The Notice of Special Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

                  Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Special Meeting and Proxy Statement, please complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 59 Maiden Lane, New York, New York 10038.

         Your vote is very important, and we will appreciate a prompt return of your signed proxy card. The Special Meeting will be held solely to tabulate the votes cast and report on the results of voting on those matters listed in the accompanying Proxy Statement. No presentations or other business matters are planned for the meeting.



                                                  Cordially,


                                                  Jeffrey C. Lapin
                                                  Chief Executive Officer

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  622 BROADWAY
                            NEW YORK, NEW YORK 10012
--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 17, 2003
--------------------------------------------------------------------------------

To the Stockholders of TAKE-TWO INTERACTIVE SOFTWARE, INC.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Take-Two Interactive Software, Inc. (the "Company") will be held on Monday, November 17, 2003, at 10:00 A.M. local time at the Grand Hyatt, Conference Level, 42nd Street between Lexington and Park Avenues, New York, New York 10017, for the following purposes:

         1. To consider and vote upon a proposal to an amendment to the Company's Certificate of Incorporation to increase the authorized common stock from 50,000,000 to 100,000,000 shares; and

         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on October 6, 2003 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

         The Special Meeting will be held solely to tabulate the votes cast and report on the results of voting on those matters listed in the accompanying Proxy Statement. No presentations or other business matters are planned for the meeting.

                                      By Order of the Board of Directors,

                                      Jeffrey C. Lapin
                                      Chief Executive Officer

October  9, 2003
--------------------------------------------------------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:
       -- ---

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.

                         SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 17, 2003


                  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of TAKE-TWO INTERACTIVE SOFTWARE, INC. (the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Monday, November 17, 2003, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

                  Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about October 10, 2003.

                  Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Special Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

                  The address and telephone number of the principal executive offices of the Company are:

                                    622 Broadway
                                    New York, New York 10012
                                    Telephone No.: (646) 536-2842

                  The  following   questions  and  answers   provide   important
information about the Special Meeting and this proxy statement:

Q. What am I voting on?

A. A proposal to amend the Company's Certificate of Incorporation to increase the number of shares of authorized common stock of the Company from 50,000,000 to 100,000,000.

Q. Who is entitled to vote?

A. Stockholders as of the close of business on October 6, 2003 are entitled to vote at the Special Meeting. Each stockholder is entitled to one vote for each share of common stock held.

Q. How do I vote?

A. You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf FOR the amendment to the

Company's Certificate of Incorporation to increase the authorized common stock. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Special Meeting.

                  You may also vote by telephone or via the Internet. See Voting by Telephone or via the Internet below for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

Q. How do I sign the paper proxy card?

A. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign the proxy card, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all the owners.

Q. What does it mean if I receive more than one proxy card?

A. It may mean that you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.

Q. Who will count the votes?

A. A representative of American Stock Transfer & Trust Company will tabulate the votes and act as independent inspector of election.

Q. What constitutes a quorum?

A. A majority of the outstanding shares present or represented by proxy constitutes a quorum for the Special Meeting. As of October 6, 2003, 44,028,045 shares of the Company's common stock were issued and outstanding.

Q. How many votes are needed for the amendment to the Company's Certificate of Incorporation?

A. The proposal to amend the Company's Certificate of Incorporation will be approved if a majority of the Company's common stock issued and outstanding on the Record Date are voted in favor of the amendment. Broker non-votes will not be counted as votes cast either for or against the proposal.

Q. What is a "broker non-vote"?

A. A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

                       OUTSTANDING STOCK AND VOTING RIGHTS

                  Only stockholders of record at the close of business on October 6, 2003 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 44,028,045 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Special Meeting.

                     VOTING PROCEDURES AND PROXY INFORMATION

                  Approval of the Amendment to the Company's Certificate of Incorporation to increase its authorized Common Stock requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock as of the Record Date. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.

                  In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. However, because of the need to obtain the affirmative vote of the majority of the outstanding shares of Common Stock, failures to vote and broker non-votes will have the same practical effect as a vote against the proposal to amend the Company's Certificate of Incorporation to increase the authorized shares of Common Stock.

                  The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                  The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. The Company has retained Innisfree M&A Incorporated, a proxy solicitation firm, to solicit proxies. The fee to be paid by the Company to such proxy solicitation firm is not expected to exceed $10,000 and the Company will also reimburse Innisfree M&A Incorporated for its out of pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and these entities may be reimbursed by the Company for their expenses. Proxies also may be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                     VOTING BY TELEPHONE OR VIA THE INTERNET

                  For Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the ADP program must be received by 11:59 p.m. (EDT) on November 14, 2003. The giving of such proxy will not affect your right to vote in person should you decide to attend the Special Meeting.

                  For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with American Stock Transfer & Trust Company may vote telephonically by calling American Stock Transfer & Trust Company at 1-800-776-9437 or you may vote via the Internet at www.voteproxy.com.

                  The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet through either American Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


                  The following table sets forth certain information as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each of the Chief Executive Officer and other executive officers of the Company, each of whom was serving at the end of the fiscal year October 31, 2002 and whose salary and bonus exceeded $100,000 for the fiscal year ended October 31, 2002; (iii) each of the Company's directors; and (iv) all executive officers and directors of the Company as a group:

                                                              Amount and
                                                              Nature of                            Percentage of
             Name and Address of                              Beneficial                            Beneficial
            Beneficial Owner (1)                             Ownership (2)                           Ownership
----------------------------------------------------       --------------------           -----------------------------

FMR Corp (3).............................                       4,654,027                             10.6%
Waddell & Reed Financial, Inc. (3).......                       2,652,026                              6.0
Oliver R. Grace, Jr. (4).................                         470,880                              1.1
Kelly Sumner (5).........................                          50,000                              *
Ryan A. Brant (6)........................                         394,186                              *
Paul Eibeler.............................                             --                               *
Robert Flug (7)..........................                         103,600                              *
Mark Lewis (5)...........................                          10,000                              *
Todd Emmel (5)...........................                          35,350                              *
Steven Tisch (5).........................                          35,000                              *
Karl H. Winters (5)......................                         115,000                              *
Jeffrey C. Lapin (5).....................                             --                               *
Richard W. Roedel (5)....................                          35,000                              *
All directors and executive officers as a
group
(ten persons) (8)........................                       1,276,016                              2.9%


*Less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, except for Paul Eibeler, whose employment with the Company ended in July 2003.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised.

(3) Based on Schedules l3G filed with the Securities and Exchange Commission as of February 14, 2003. According to its Schedule 13G, Wadell & Reed Financial, Inc. is a holding company and certain of the securities reported as beneficially owned by it are also beneficially owned by certain of its subsidiaries. The address of Wadell & Reed Financial, Inc. is 6300 Lamar Avenue, Overland Park, KS 66202. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

(4) Includes: (i) 381,880 shares owned of record by Anglo American Security Fund, L.P., of which Mr. Grace is a general partner and (ii) options to purchase 89,000 shares held by Mr. Grace.

(5)      Represents shares issuable upon the exercise of options.

(6)      Includes 84,973 shares issuable upon the exercise of options.

(7) Includes 23,168 shares held by S/L/ Danielle, Inc. and 80,432 shares issuable upon the exercise of options.

(8)      Includes 414,432 shares issuable upon exercise of options.

                                   PROPOSAL I


                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                            TO EFFECT AN INCREASE IN
                        AUTHORIZED SHARES OF COMMON STOCK

                  The Company's Certificate of Incorporation currently provides for authorized capital consisting of 50,000,000 shares of Common Stock, $.01 par value and 5,000,000 shares of preferred stock, $.01 par value. At the Special Meeting, the stockholders will be asked to vote upon an amendment to the Certificate of Incorporation of the Company (the "Proposed Amendment") to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares. Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company that are issued and outstanding as of the Record Date. The Proposed Amendment would amend
Section 8.1 of Article VIII of the Company's Certificate of Incorporation.

                  The Board of Directors considers the Proposed Amendment advisable in order to provide flexibility for future capital requirements and to afford the Company the ability to effect a stock split or dividend if the Board should determine to do so at a future date. The Proposed Amendment would also permit the Company to issue Common Stock in connection with potential acquisitions of intellectual property, products and businesses that the Board deems in the best interests of the Company. The development of the Company to date has been financed in part through the issuance of its Common Stock or securities convertible into Common Stock and the Board of Directors believes that it would be beneficial to the Company to be in a position to make additional issuances of such Common Stock or convertible securities if circumstances warrant such issuances.

                  Of the 50,000,000 shares of Common Stock currently authorized, as of October 6, 2003, 44,028,045 shares have been issued and are outstanding, and approximately 4,913,000 shares have been reserved for issuance upon exercise of outstanding options and warrants and approximately 407,000 shares upon exercise of options or awards available for grant under the Company's existing stock option and incentive stock plans. In addition, approximately 250,000 shares and 50,000 shares underlying options have been reserved for issuance pursuant to a Merger Agreement dated September 2, 2003 by and among the Company, TDK Mediactive and TDK USA. The Company, therefore, only has approximately 352,000 shares of unreserved Common Stock available for future issuance. Approval by the stockholders of the Proposed Amendment at the Special Meeting will avoid the possible need to call and hold a special meeting for that purpose at a later date on an accelerated timetable.

                  If the Proposed Amendment is approved the Board of Directors will be empowered to authorize the issuance of the additional shares of Common Stock at such time or times, to such persons and for such consideration as the Board deems appropriate, without further stockholder action. Although such additional shares could be used to dilute the share ownership of persons seeking to obtain control of the Company, approval of the Proposed Amendment is not being sought for that purpose. The Company has no current plans to issue the additional shares of Common Stock that are the subject of the Proposed Amendment.

                  None of the Company's Common Stock has any pre-emptive rights.

RECOMMENDATION

                  The Board of Directors believes that the Proposed Amendment is in the best interest of the Company and recommends a vote "FOR" the Proposed Amendment.

                                OTHER INFORMATION

                  The Board of Directors is aware of no matters, except for those incident to the conduct of the Special Meeting, that are to be presented to stockholders for formal action at the Special Meeting. If, however, any other matters properly come before the Special Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                          By order of the Board of Directors,


                                          Jeffrey C. Lapin
                                          Chief Executive Officer


October  9, 2003

                                      PROXY

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.

                                  622 BROADWAY
                            NEW YORK, NEW YORK 10012

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 17, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints RYAN A. BRANT and JEFFREY C. LAPIN and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting of Stockholders of Take-Two Interactive Software, Inc. (the "Company") on November 17, 2003, at the Grand Hyatt, Conference Level, 42nd Street between Lexington and Park Avenues, New York, NY 10017 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present upon the following matters:

                (Continued and to be signed on the reverse side)

                       SPECIAL MEETING OF STOCKHOLDERS OF

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.

                                NOVEMBER 17, 2003

--------------------------------------------------------------------------------
                            PROXY VOTING INSTRUCTIONS
--------------------------------------------------------------------------------

                                                                       ------------------------------- ---------------------
MAIL - Date,  sign and mail your proxy  card in the                    COMPANY NUMBER
envelope  provided as soon as possible.
                                -OR-
                                                                       ------------------------------- ---------------------
TELEPHONE  -Call  toll-free  1-800-PROXIES  from                       ACCOUNT NUMBER
any  touch-tone telephone and follow the  instructions.
Have your control number and proxy card available                      ------------------------------- ---------------------
with you call.                                                         NUMBER OF SHARES
                                -OR-                                   ------------------------------- ---------------------
INTERNET - Access  WWW.VOTEPROXY.COM  and follow                       CONTROL  NUMBER
the  on-screen instructions. Have your control number
available when you access the web page.
                                                                       ------------------------------- ---------------------


      [ Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet ]

----------------------------------------------------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL SET FORTH BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY
                 IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
----------------------------------------------------------------------------------------------------------------------------

                                                FOR       AGAINST     ABSTAIN
1.  Approval  of  Amendment  to  the            |_|         |_|         |_|
Company's Certificate of Incorporation
to Increase the Authorized Common Stock

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The proxy will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted for those nominees and the proposals listed above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE
ENCLOSED ENVELOPE
--------------------------------------------------------------



--------------------------------------------------------------
To change the address on your account please check         |_|
the box at right and indicate your new address
in the address space above. Please note that
changes to the registered name(s) on the account
may not be submitted via this method.
-------------------------------------------------------------- ----------------------------------------------------------
-------------------------------------------------------------- ----------------------------------------------------------
Signature of Stockholder:               Date:                  Signature of Stockholder:            Date:
                         -------------       -----------------                          -----------     -----------------
-------------------------------------------------------------------------------------------------------------------------
NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
-------------------------------------------------------------------------------------------------------------------------